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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 30, 2002


                          ETHAN ALLEN INTERIORS INC.
            (Exact name of registrant as specified in its charter)


         Delaware                    1-11692                    06-1275288
      (State or other        (Commission File Number)        (I.R.S. Employer
      jurisdiction of                                       Identification No.)
      incorporation)



           Ethan Allen Drive
              Danbury, CT                                 06811
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (203) 743-8000


                                 Not Applicable
        (Former name or former address, if changed since last report)




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                      INFORMATION TO BE INCLUDED IN REPORT


Item 9. Regulation FD Disclosure.

     On September 30, 2002, Ethan Allen Interiors Inc. filed its annual report on Form 10-K for the year ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report was a certification of Ethan Allen Interiors Inc.'s Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and attached hereto as Exhibit 99.1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ETHAN ALLEN INTERIORS INC.

Date: September 30, 2002                 By:  /s/ M. Farooq Kathwari
                                            ------------------------------------
                                              M. Farooq Kathwari
                                              Chairman, Chief Executive
                                              Officer and Director


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                                  EXHIBIT INDEX


Exhibit
Number      Description
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99.1        Certification pursuant to 18 U.S.C. Section 1350,
            as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002